SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                                  May 24, 1999

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                             THERMOLASE CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-13104                   06-1360302
(State or other               (Commission              (I.R.S. Employer
jurisdiction of                File Number)            Identification Number)
incorporation or
organization)



2055-C Luna Road
Carrollton, Texas                                             75006
(Address of principal executive offices)                    (Zip Code)


                                (972) 488-0710
                         (Registrant's telephone number
                              including area code)


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This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to ThermoLase Corporation's Annual Report on Form 10-K for the year ended October 3, 1998, as amended. These include risks and uncertainties relating to: recent operating losses, difficulty in retaining qualified management, conversion of spas,
requirement  of  future  significant   expenditures,   customer  claims,  market
acceptance,  dependence on proprietary  technology,  compliance  with government
regulations,    limited   operating    history,    competition,    international
relationships, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

      On May 24, 1999, the Registrant issued a press release stating that its ultimate parent corporation, Thermo Electron Corporation ("Thermo Electron"), has proposed the merger of the Registrant into Thermo Electron. The Registrant would become a wholly owned subsidiary of Thermo Electron. Public shareholders of the Registrant would receive shares of the common stock, $1.00 par value per share, of Thermo Electron in exchange for their shares of the common stock of the Registrant.

      This proposal is subject to numerous conditions, including establishment of a price and exchange ratio, confirmation of anticipated tax consequences, approval by the board of directors of the Registrant (including its independent directors), negotiation and execution of a definitive merger agreement, completion of review by the Securities and Exchange Commission of certain required filings regarding the proposed transaction, and receipt of a fairness opinion from an investment banking firm.

      The Registrant also announced that it will record pretax restructuring and other charges totaling approximately $65 million. These charges will be taken primarily in the third fiscal quarter, which ends July 3, 1999. The charges largely relate to the sale or closure of the Registrant's spas, write-offs relating to lasers, and the termination of various international joint venture arrangements.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 25th day of May, 1999.



                                             THERMOLASE CORPORATION


                                             By:  /s/ Theo Melas-Kyriazi
                                                  Theo Melas-Kyriazi
                                                  Chief Financial Officer